UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - May 16, 2013 (May 14, 2013)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.

ALLETE, Inc. (the “Company”) held its 2013 annual meeting of shareholders on May 14, 2013. Each matter voted upon at the meeting and the final results of the voting on each such matter are presented below. For a complete description of the matters voted upon at the annual meeting, see the Company’s definitive proxy statement, dated March 26, 2013.

Item 1 - Election of eleven (11) Directors.

All nominees for director were elected by the following votes.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kathryn W. Dindo	29,239,976.391	308,734.785	278,177.420	4,207,820.000
Heidi J. Eddins	29,218,493.521	323,929.736	284,465.339	4,207,820.000
Sidney W. Emery, Jr.	29,098,254.263	440,260.076	288,374.257	4,207,820.000
George G. Goldfarb	29,124,714.533	418,364.486	283,809.577	4,207,820.000
James S. Haines, Jr.	29,152,976.316	390,946.209	282,966.071	4,207,820.000
Alan R. Hodnik	28,531,335.616	1,006,988.636	288,564.344	4,207,820.000
James J. Hoolihan	29,129,370.171	422,358.330	275,160.095	4,207,820.000
Madeleine W. Ludlow	29,215,715.361	346,637.528	264,535.707	4,207,820.000
Douglas C. Neve	29,231,545.359	299,096.541	296,246.696	4,207,820.000
Leonard C. Rodman	29,106,705.086	436,764.006	283,419.504	4,207,820.000
Bruce W. Stender	28,819,204.046	729,899.763	277,784.787	4,207,820.000

Item 2 - Approval of advisory resolution on executive compensation.

The advisory resolution on executive compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,349,043.494	1,408,052.221	1,069,792.881	4,207,820.000

Item 3 - Approval of an amendment to the ALLETE Non-Employee Director Stock Plan to increase the number of shares of common stock authorized for issuance under the plan.

The amendment to increase the number of shares for issuance under the plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,160,822.462	2,116,034.824	550,031.310	4,207,820.000

Item 4 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,024,067.271	686,638.827	324,002.498	—

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE’s disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Form 8-K.

ALLETE Form 8-K dated May 16, 2013

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•
regulatory or legislative actions, including those of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, the NDPSC, the EPA and various state, local and county regulators, and city administrators, that impact our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, including present or prospective wholesale and retail competition and environmental matters;

•	our ability to manage expansion and integrate acquisitions;

•	our current and potential industrial and municipal customers’ ability to execute announced expansion plans;

•	the impacts on our Regulated Operations of climate change and future regulation to restrict the emissions of GHG;

•	effects of restructuring initiatives in the electric industry;

•	economic and geographic factors, including political and economic risks;

•	changes in and compliance with laws and regulations;

•	weather conditions, natural disasters and pandemic diseases;

•	war, acts of terrorism and cyber attacks;

•	wholesale power market conditions;

•	population growth rates and demographic patterns;

•	effects of competition, including competition for retail and wholesale customers;

•	zoning and permitting of land held for resale, real estate development or changes in the real estate market;

•	pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;

•	changes in tax rates or policies or in rates of inflation;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures;

•	global and domestic economic conditions affecting us or our customers;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements.

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 27 of our 2012 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can we assess the impact of each of these factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Current Report on Form 8-K and in our other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect our business.

ALLETE Form 8-K dated May 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

May 16, 2013	/s/ Steven Q. DeVinck
Steven Q. DeVinck
Controller and Vice President - Business Support

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ALLETE Form 8-K dated May 16, 2013